                                                                  EXHIBIT (A)(5)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       TENDER OF SHARES OF COMMON STOCK

                                      OF

                         EMERGING COMMUNICATIONS, INC.

  This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of Common Stock, par value $0.01 per share ("Shares"), of Emerging Communications, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or if the certificates and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mailed to the Depositary, and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares".

                                The Depositary:

                             THE BANK OF NEW YORK

         By Mail           By Facsimile Transmission    By Hand or Overnight
                                                               Courier

 Tenders & Exchange   (for eligible Institutions only):  Tenders & Exchange
       Department               (212) 815-6213               Department
     P.O. Box 11248          Confirm by Telephone:       101 Barclay Street
  Church Street Station         (800) 507-9357           Receive and Deliver
   New York, New York                                          Window
       10286-1248                                     New York, New York 10286


  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Innovative Communication Corporation, a U.S. Virgin Islands corporation, and a wholly owned subsidiary of Innovative Communication Company, LLC, a Delaware limited liability company, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 24, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal", and, together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged, the number of Shares shown below pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares".

Number of Shares: _________     Name(s) of Record Holder(s):

Account Number: ________________         ______________________________


Date: __________________________         ______________________________
                                         (Please Type or Print)
                                         Address(es)

                                         ______________________________

                                         ______________________________
                                                   (Zip Code)

                                         Area Code and Tel. No(s).

                                         ______________________________
                                         Signature(s):

                                         ______________________________

                                         ______________________________

                    THE GUARANTEE BELOW MUST BE COMPLETED.

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the Shares tendered hereby within the meaning of Rule 14c-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Depositary, at one of its addresses set forth above, certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depositary Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile copy thereof) with any required signature guarantee (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal), and any other documents required by the Letter of Transmittal, within three American Stock Exchange trading days of the date hereof.

Name of Firm: _______________________     Title: ______________________________


Address: ____________________________     Name: _______________________________


_____________________________________     _____________________________________
                                                 (Please type or print)

Area Code and Telephone Number: _____

                                          Date: _______________________________

_____________________________________

   NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES
                SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.